THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M

Lincoln LifeGoals®

Supplement dated January 14, 2025 to the
Updating Summary Prospectus for Existing Owners dated May 1, 2024

This Supplement outlines a change to the investment options under your variable life insurance policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged.

The Board of Trustees (the “Board”) of the Goldman Sachs Variable Insurance Trust (the “Trust”) approved a proposal to liquidate the Goldman Sachs Multi-Strategy Alternatives Portfolio (the “Fund”). The Fund will be liquidated on or about April 11, 2025 (the “Liquidation Date”), pursuant to a Plan of Liquidation approved by the Board. The Liquidation Date may be changed without notice at the discretion of the Trust’s officers. If you have invested in this Fund, you may transfer all money out of the Fund and into another Subaccount within your Policy. This transfer may be made any time prior to the close of business on April 11, 2025.

As a result of this liquidation, shares of the Fund will no longer be available for new Policyowners as of the close of business on January 16, 2025. Existing Policyowners may continue to invest in the Fund until April 7, 2025.

If you do not make this transfer prior to the Liquidation Date, your money will be automatically transferred to the Goldman Sachs VIT Government Money Market Fund Subaccount on or about April 11, 2025. Once this transfer occurs, any future allocations of Premium Payments and/or Policy Value that you previously designated to the Fund will be allocated to the Goldman Sachs VIT Government Money Market Fund Subaccount. This investment will become your allocation instructions until you tell us otherwise. For complete details regarding this fund liquidation, please refer to the fund’s prospectus.

Please retain this Supplement for future reference.